Iridium Communications Inc. RBC 2010 Technology, Media & Communications Conference Matt Desch, CEO June 10, 2010 Exhibit 99.1

Disclaimer
Safe Harbor Statement
This presentation contains statements about future events and expectations known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”). We have based these statements on our current expectations and the information currently available to us.
Forward-looking statements in this presentation include statements regarding the expected duration of the existing constellation; expected growth in revenue, subscribers, Operational EBITDA and Operational EBITDA margins; the transition to the Iridium NEXT constellation; features of the Iridium NEXT system; expected Iridium NEXT project costs and deployment schedule; the availability, adequacy and terms of the Iridium NEXT financing; and hosted payload opportunities. Other forward-looking statements can be identified by the words "anticipates," "may," "can," "believes," "expects," "projects,"
"intends," "likely," "will," "to be" and other expressions that are predictions of or indicate future events, trends or prospects.
These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Iridium to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties regarding expected Operational EBITDA and Operational EBITDA margins, growth in subscribers and revenue, overall Iridium NEXT costs, including Euro currency exchange risks, the company’s ability to finalize the Iridium NEXT financing, potential delays in the Iridium NEXT deployment, levels of demand for mobile satellite services (MSS), and the company’s ability to maintain the health, capacity and content of its satellite constellation, as well as general industry and economic conditions, and competitive, legal, governmental and technological factors. Other factors that could cause actual results to differ materially from those indicated by the forward-looking statements include those factors listed under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2009, filed with the
Securities and Exchange Commission on March 16, 2010. There is no assurance that Iridium's expectations will be realized. If one or more of these risks or uncertainties materialize, or if Iridium's underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to release publicly any revisions to any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
2 2

Basis of Presentation
3 3
•
Reporting Entity
For comparison purposes, we have presented the operating results of Iridium Holdings LLC and Iridium Communications Inc. on a combined basis for the year ended December 31, 2009 along with the Iridium Holdings LLC operating results for 2008. The combined 2009 presentation is a simple mathematical addition of the pre-acquisition results of operations of  Iridium Holdings LLC for the period from January 1, 2009 to September 29, 2009 and the post-acquisition results of operations of Iridium Communications Inc. for the three months ended December 31, 2009. Please note that this presentation is different from the “combined” presentation that we include in the ‘Management’s Discussion and Analysis’ section of our Form 8-K filed on May 10, 2010, which combined the pre-acquisition results of operations of Iridium Holdings LLC for the period from January 1, 2009 to
September 29, 2009 with the full year 2009 results of operations of Iridium Communications Inc., both pre- and post-acquisition. Iridium
Communications Inc. had no material operating activities from the date of formation of GHL Acquisition Corp. until the acquisition. There are no other adjustments made in the combined presentation. This presentation is intended to facilitate the evaluation and understanding of the financial performance of the Iridium business on a year-to-year basis. Management believes this presentation is useful in providing the users of our financial information with an understanding of our results of operations because there were no material changes to the operations or customer relationships of
Iridium as a result of the acquisition of Iridium Holdings LLC by GHL Acquisition Corp.
•
Non-GAAP Measures
In addition to disclosing financial results that are determined in accordance with U.S. GAAP, we disclose Operational EBITDA, which is a non-GAAP financial measure, as a supplemental measure to help investors evaluate our fundamental operational performance. Operational EBITDA represents earnings before interest, income taxes, depreciation and amortization, Iridium NEXT revenue and expenses (for periods prior to the commencement of operations of Iridium NEXT), stock-based compensation expenses, transaction expenses associated with the acquisition, the impact of purchase accounting adjustments, and changes in the fair value of warrants. We also present Operational EBITDA expressed as a percentage of total revenues, or Operational EBITDA margin.  Operational EBITDA does not represent, and should not be considered, an alternative to GAAP measurements such as net income, and our calculations thereof may not be comparable to similarly entitled measures reported by other companies. A reconciliation of
Operational EBITDA to net (loss) income, its comparable GAAP financial measure, is in the attached table. By eliminating interest, income taxes, depreciation and amortization, Iridium NEXT revenue and expenses (for periods prior to the deployment of Iridium NEXT only), stock-based compensation expenses, transaction expenses associated with the acquisition, the impact of purchase accounting adjustments and changes in fair value of the warrants, we believe the result is a useful measure across time in evaluating our fundamental core operating performance. Management also uses Operational EBITDA to manage our business, including in preparing its annual operating budget, financial projections and compensation plans. We believe that Operational EBITDA is also useful to investors because similar measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies in similar industries. As indicated, Operational EBITDA does not include interest expense on borrowed money or the payment of income taxes or depreciation expense on our capital assets, which are necessary elements of our operations. It also excludes expenses in connection with the development, deployment and financing of Iridium NEXT. Since Operational EBITDA does not account for these and other expenses, its utility as a measure of our operating performance has material limitations. Due to these limitations, our management does not view Operational EBITDA in isolation and also uses other measurements, such as net income, revenues and operating profit, to measure operating performance.

Our Company
•
Satellite voice and data solutions for
enterprise & government
•
The only provider offering 100% worldwide coverage
•
#2 industry player by revenue
•
66 satellite Low Earth Orbit (LEO) constellation plus
in-orbit spares for service through Iridium NEXT
•
~359,000 billable subscribers at March 31, 2010
•
Anchor U.S. DoD customer – 23% of revenue for
Q1 2010
(1)

•
Complements terrestrial communications solutions
•
Less than 10% of the earth’s surface is served by terrestrial wireless and wireline
•
Key Markets: maritime, aviation, handheld, government, machine-to-
machine (M2M)
•
Low and high speed data services growing rapidly
1)
Includes direct and indirect DoD revenues and revenues from certain other governmental entities through the DoD gateway.

What Investors Need to Know
•
We have unique service capabilities – unlikely to be replicated – in a market projected to double by 2016
•
Our subscribers, service revenue and Operational EBITDA are all growing rapidly (and did so through the recession)
•
We are a very attractive business with Operational EBITDA margin over 40% and significant operating leverage which will cause our margin to expand as we grow
•
We have a French government guarantee on a financing which will enable us to fully fund our next-generation constellation which is expected to last through 2030
•
We are currently valued at 3.3x our estimate for 2010 EBITDA as strong number 2 player (vs. 10.5x for the market share leader)

1) Source: Northern Sky Research and other sources
(1)

Unique Position in the MSS Market - Service Capabilities Not Easily Duplicated 6

Mobile Satellite Services (MSS) Market
•
MSS market generated ~ $1.2B in
2009 revenue
(1)
•
MSS Industry CAGR of 12% expected
2010 – 2015
(2)
•
Iridium & Inmarsat are the two
largest providers
•
Thuraya only offers regional APAC
& EMEA coverage
•
Globalstar satellites unable to
provide reliable two-way
communication
•
Others (ORBCOMM, SkyTerra, ICO,
Terrestar) serve only specific
segments
(1) This estimate includes 2008 Thuraya revenues, as public financials are not available for 2009. (source: TMF Associates)
(2) Northern Sky Research, 2009
(3) Based on 2009 revenue
(4) Inmarsat Core (excludes Stratos)
MSS
Provider
Relative
Size
(1)(3)
2009
Revenue
2006-2009
Revenue
CAGR
Inmarsat $695 MM
(4)
12%
Iridium $319 MM 15%
Thuraya $127 MM
(1)
N/A
Globalstar $64 MM -22%
Orbcomm $28 MM 4%

8

Maritime

- High-speed data
- Crew communications
- Fisheries management
- Mandated anti-terrorism & anti-smuggling

Aviation

- Cockpit communications
- Flight tracking
- Air safety services
- High-speed data

Land

- Emergency/ rescue operations
- Disaster recovery
- Remote personnel
- Rural Telephony / Universal Services

M2M

- Fleet management
- Container tracking
- Oil & gas
- Oceanic
- Locator beacons

Government

- Training & operations
- Blue Force tracking
- Unattended sensors
- Administrative comms
- Morale and welfare calling
- Logistics

iridium Everywhere

Iridium Markets & Illustrative Applications 8

37%
$45 MM
DoD
Other
$75 MM
DoD
Other

iridium
Everywhere

U.S. Government – The Anchor Customer
•
The U.S. government relies on Iridium for
global communications
•
Significant DoD investment in proprietary
gateway & equipment
•
DoD has been our anchor customer since 2001
•
Serves all DoD branches (Army, Navy, Air Force,
Marines, Special Operations) & many other
government/international users
•
DoD views our services as being
mission-critical
•
Five year
(1)
contract signed in Q1 08
•
Fixed fee per user (voice)
•
Tiered pricing (data)
•
Opportunities to expand relationship
(Netted, iGPS & M2M)
•
Other militaries & governments also use our
services (e.g., UK) - included in commercial
revenues

DoD Revenue
(2)
2004
24%
2009
Total Revenue
$122 million
Total Revenue
$319 million
1)
As is customary for government contracts, Iridium’s DoD contract is structured as a five year contract with one base year and four one-year options to extend.  Iridium’s contract with the DoD is currently in the second year of optional extension, making this the third year of the overall DoD contract.  Two one-year option periods remain.
2)
Includes direct and indirect DoD revenues and revenues from certain other governmental entities through the DoD gateway.

M2M (SBD) Data Transmission Voice Call OpenPort Session
Iridium Is Used – Everywhere

One week plot of SBD Session, Voice Call, & OpenPort
Session Origination Points week of 5/23/10-5/29/10
(Commercial Traffic Only)

Value Added Specialized Solutions
VADs
VAMs
VARs
Iridium
Service Providers (SPs)
Global Distributors
End Customers EVERYWHERE

GENERAL DYNAMICS
KDDI
Honeywell
L3 communications
BOEING
Thrane & Thrane
ARINC
VIZADA
STRATOS
GMN
ontec
EADS
SingTel
BEAM
iridium Everywhere

Expanding Distribution Network
•
Wholesale distribution model
minimizes costs and risks
•
Growing web of hundreds of
total distribution partners
•
Partners provide “outsourced
R&D” to develop specialty
products for individual
customer segments
•
>200 individual applications
targeting key verticals

New Core Products
Accelerating our Growth
2001
2001
0 Partners
0 Partners
02
03 04 05 06
07 08
Iridium
OpenPort
High
Functionality
Handset
Low Cost
Handset
Original
Motorola
Voice
Handset
Iridium
9505A
M2M
9601
Voice
& Data
Modem
iGPS
M2M
Chipset

M2M
9602
Iridium
9522B
Iridium
9555
U.S. DOD
Tactical Radio
(Netted)
Pre-NEXT
Devices
Iridium
Aero
OpenPort
2010
2010
09
> 200
Partners
> 200
Partners

RUSSIA
CHINA
INDIA
MEXICO
SOUTH AFRICA
License received Oct '09
Major Opportunities

iridium
Everywhere

Licensing in New Markets
New Geographic Opportunities
•
Today we have distribution presence in over 100 countries
•
Potential distribution presence in certain countries offering large growth opportunity:
•
Russia, China, India, South Africa – Population of 2.7B
(1)
•
Currently pursuing entering these and other countries
(1) July 2009 estimate according to CIA World Factbook.

Growing Rapidly, Even Through Recession 14

Continued Growth Expected
2009 1Q’10
2010
Guidance
Subscribers
(1)
342K
Up 11.2%
359K
Up 14.3%
376K – 393K
Up 10 – 15%
Commercial
Service Revenue
$160.2 M
Up 20.3%
$40.9 M
Up 11.0%
Up 10 – 12%
Government
Service Revenue
(2)
$53.7 M
Up 2.4%
$13.7 M
Up 3.1%
Up 3 – 5%
Equipment
Revenues
$83.5 M
Down 30.4%
$21.8 M
Up 6.5%
Single Digit
Growth
Operational
EBITDA
(3)
$133.9 M
Up 20.5%
$33.6 M
Up 19.6%
$145 – 155 M
Up 8 – 16%

~375K already as of 6/10/10!
1)
Billable subscribers at the end of the respective periods, which exclude suspended subscribers who elected to suspend their accounts and were no generating any fees.
2)
Voice and M2M service revenue for the U.S. government
3)
Net Income in 2009 and 1Q10 were $48.5M and ($1.3M) respectively, which includes $17.0M and $18.4M of expenses related to purchase price accounting adjustments, net of tax, respectively.  Operational EBITDA is defined on page 3.
See pages 33 and 36 for a reconciliation of Operational EBITDA to Net Income.

400
350
300
250
200
150
100
50
-
25% CAGR
Commercial Subscribers
Gov't Subscribers

$250
$200
$150
$100
$50
$-
$78
$51
$101
$58
$133
$68
$160
$75
$37
$18
$41
$19
2006
2007
2008
2009
Q1 09
Q1 10
Gov't
Commercial

iridium
Everywhere

Subscriber and Service Revenue Key to Earnings Growth
•
Growing billable subscriber
base drives recurring service
revenue
•
Enterprise and government
end-users
•
Service revenue is predictable
and growing
($M's)
(000's)
Robust Billable Subscriber Growth
1) Billable subscribers exclude suspended subscribers who elected to suspend their accounts and were not generating any fees at such time.
$235
$201
$159
$129
Q1 03 Q1 10
16
(1)
Service Revenue

$55
$60

($M's)
$140
$120
$100
$80
$60
$40
$20
$-
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2004
2005
2006
2007
2008
2009

•
Largely fixed cost business model
•
Expanding Operational EBITDA margin
(1)
Substantial Operating Leverage
(1) Operational EBITDA is defined on slide 3.  Operational EBITDA margin is defined as Operational EBITDA divided by total revenue.
Operational EBITDA Operational EBITDA  Margin

1Q10 Margin 41% - up 340bps from previous 1Q

Government Backing for Low-Cost, Flexible Financing 18

Iridium Has a Strong Balance Sheet
•
Net Cash of $146M at end of 1Q10
(1)
•
Strong cash producing operations - 2010 Operational EBITDA
guidance provided of $145 – 155M
•
$262M of potential warrant proceeds from $7.00 and $11.50
warrants

(1) Includes Cash & Restricted Cash, less indebtedness at March 31, 2010

June 2
nd
Announcement
•
Iridium announced a comprehensive plan for Iridium NEXT
constellation and financing
•
Iridium signed an agreement with Thales Alenia Space (TAS) for next-
generation constellation after a comprehensive competitive process
•
$2.1B
(1)
contract for 81 satellites (66 operational, 6 in-orbit spares, 9 ground spares)
•
TAS beginning work immediately under an Authorization to Proceed
•
First launch scheduled during Q1 2015
•
Total NEXT cost now expected to be $2.9B to be spent through 2017
(1)
•
Coface, France’s export credit agency (ECA), committed to
guarantee 95% of $1.8B facility

1) Computed at a Euro to USD exchange rate of 1.23 which will be converted to fixed rate after financing close.

•
Coface, France’s export credit agency, has issued a ‘Promise of Guarantee’
which commits to cover 95% of $1.8B facility
•
Iridium expects an attractive fixed rate consistent with other ECA financings
(1)
and a flexible, long term (15 years)
•
Facility only drawn down through 2017 as capital required; payoff over the subsequent 7 years
•
With Iridium’s growth and delayed drawdown – credit statistics very manageable
•
Syndication underway now – expect to be completed this summer
•
Coface guarantee is not conditioned on Iridium raising additional debt or equity
Iridium NEXT Financing

(1) Globalstar’s maximum potential rate is in the 6.5% range.
Combined with expected cash flows, Coface-backed credit
facility fully funds Iridium NEXT!

Iridium NEXT Prime Selection
•
TAS offers the best comprehensive solution for
Iridium in terms of design, functionality, price,
schedule and financing
•
Initial launch scheduled during Q1 2015
•
Current fleet expected to provide service
through transition to Iridium NEXT
•
Fully compatible with current constellation and
customer devices to simplify network transition
and customer continuity

•
Iridium NEXT features:
•
Doubles current Iridium subscriber capacity for long-term growth
•
Supports higher data speeds – enabling the most competitive price points in the industry
•
Capable of supporting future product enhancements
•
Designed to host secondary payloads – in discussion with numerous potential candidates
•
Will maintain Iridium’s unique architecture and its advantages
- software upgradability

Hosted Payload Opportunity
•
Significant interest from government and industry in sharing Iridium NEXT global networked communications infrastructure
•
New cash flow stream potential for Iridium
•
Pre-launch (2012 – 2014) and after launch (data delivery 2015 and beyond)
•
Potential customers appreciate the unique opportunity Iridium NEXT presents:
•
Unprecedented spatial and temporal coverage with 66 payloads
•
Real-time data acquisition from on-board sensors
•
Cost-effective –
fraction of the cost of dedicated satellites
•
Thales Alenia Space has “designed in” hosted payload
flexibility
•
Active opportunities underway with various
governmental agencies
23 23

Illustrative Example	Cumulative Operational EBITDA Generation[3]	
Operational EBITDA CAGR[4]	10%	15%
2010 - 2030:	$9.6B	$17.8B

iridium Everywhere

Putting Cost of Iridium NEXT in Perspective
•
$2.9B constellation (current estimated total cost)
(1)
•
Assumes constellation provides commercially acceptable service through 2030
(2)
•
Large cash flow potential over constellation life justifies the investment:

1) Computed at a Euro to USD exchange rate of 1.23.
2) Design life is expected to be 10 years.  Historically, actual constellation life has significantly exceeded design life.
3) Cumulative Operational EBITDA based on midpoint of 2010 Operational EBITDA guidance previously provided by management ($150M) and assuming Operational EBITDA grows at 10% and 15% per year, respectively.  For periods after the deployment of Iridium NEXT, Operational EBITDA will not exclude revenues and expenses associated with Iridium NEXT.
See page 3 - Basis of Presentation.
4) The Operational EBITDA CAGRs are for illustrative purposes only and are not intended to be and should not be relied upon as management guidance or projections.

Valued at Large Discount to Peers 25

Iridium Trading at 3.3x 2010E Operational EBITDA
26
Current Iridium Trading Valuation
Note: Balance sheet data as of 3/31/10.
1) Includes shares outstanding  plus the value of the outstanding warrants using the treasury stock method.
2) Cash and restricted cash, less indebtedness at March 31, 2010.
3) Represents midpoint of management guidance.
4) Source: Bloomberg as of 6/4/10; based on 2010 estimated EBITDA.
(2)
(1)
(4)
($ in millions, except per-share data)
Share Price as of 6/4/2010 $8.74
x Shares Outstanding 73.0
Market Capitalization $638
Less: Net Cash
($146)
Enterprise Value $492
Divided by: 2010E Operational EBITDA
(3)
$150
Ent. Value / 2010E Operational EBITDA 3.3x
Comparison to Inmarsat
Approx. 10.5x
(Primary Competitor)

100%
9%
2010
2011
2012
2013
2014
2015
2016

800
700
600
500
400
300
200
100
0
$M
$724
$448
$266
CAGR
30%
20%
10%
2010(2)
2011
2012
2013
2014
2015
2016

Iridium NEXT Financing and Equity Value
27 27
Expected Iridium NEXT Cumulative Capex Spend
•
$1.8B Coface-backed facility will be
drawn down over time in line with
capital expenditures…
•
While Operational EBITDA grows
(1)
Potential Operational EBITDA Growth (1)
Significant Equity Value In All
Years As We Build NEXT
(1)
Operational EBITDA growth for illustrative purposes only and are not intended to be and should not be relied upon as management guidance or projections
(2)
Midpoint of 2010 Guidance = $150M

The Iridium Success Story
•
Company today has a record of performance - nearly no net debt and strong and growing Operational EBITDA…
•
Memories gradually fading from predecessor bankruptcy twelve years ago
•
Extensive scrutiny through recent corporate and financial transactions validate Iridium’s business model
•
“Conventional wisdom” in industry about operating risks repeatedly overcome by Iridium’s track record and robust network design
•
$1.8 B French government guarantee to cover full financing needs with low-cost, flexible debt
•
Can focus now on growing operating margins and generating long term earnings and value

Iridium NEXT Constellation Industry Leadership
Fully Financed
Summary
Strong Base of Customers Positive & Growing EBITDA
Leverage on Assets and Expanding Margins
Distribution Model
Numerous Opportunities
for Growth in Fast Increasing Revenue
Growing Market

Appendix

(1)
Subscribers as of the end of the period
(2)
Primarily Commercial M2M data subscribers who elected to suspend their accounts and as a result were not generating fees at such time
Iridium Communications Inc. and Iridium Holdings LLC
Q1 2010 Summary Highlights
31 31
Iridium Holdings LLC
(In thousands)
2009
Revenue Subscribers (1)
Commercial
Voice and M2M data service
Voice $      32,838 219
M2M data 3,782 64
Total voice and M2M data service 36,620 283
Other 198 -
Total commercial 36,818 283
Government
Voice and M2M data service
Voice 13,218 29
M2M data 130 2
Total voice and M2M data service 13,348 31
Engineering and support 5,120 -
Total government 18,468 31
Equipment 20,503 -
Total revenue and billable subscribers $      75,789 314
Suspended subscribers (2) 14
Total subscribers 328
NM= Not Meaningful
Iridium Communications Inc.
2010 % Change
Revenue Subscribers (1) Revenue Subscribers
$      36,607 248 11.5% 13.2%
4,050 76 7.1% 18.8%
40,657 324 11.0% 14.5%
229 - 15.7% NM
40,886 324 11.0% 14.5%
13,494 30 2.1% 3.4%
263 5 102.3% 150.0%
13,757 35 3.1% 12.9%
5,256 - 2.7% NM
19,013 35 3.0% 12.9%
21,843 - 6.5% NM
$      81,742 359 7.9% 14.3%

390 18.9%
For the Three Months Ended March 31, For the Three Months Ended March 31,

Iridium Communications Inc. and Iridium Holdings LLC
Q1 2010 Consolidated Statements of Operations
(In thousands)
32 32
Iridium Holdings LLC Iridium Communications Inc.
For the Three Months Ended March 31,
2009 2010
Purchase Accounting
Adjustments
(1)
Revenue:
Services:
Government $ 18,468 $ 19,013 $ -
Commercial 36,818 40,886 (1,056)
Subscriber equipment 20,503 21,843 -
Total revenue 75,789 81,742 (1,056)
Operating expenses:
Cost of subscriber equipment sales 11,316 23,145 10,873
Cost of services (exclusive of depreciation and amortization) 19,697 20,361 (1,020)
Research and development 12,094 4,265 -
Depreciation and amortization 3,675 22,511 19,053
Selling, general and administrative 13,939 15,930 -
Transaction costs 643 - -
Total operating expenses 61,364 86,212 28,906
Operating profit (loss) 14,425 (4,470) (29,962)
Other (expense) income:
Interest income (expense), net of capitalized interest (4,639) 106 -
Other income (expense), net (68) 117
Total other (expense) income (4,707) 223 -
Earnings (loss) before provision (benefit) for taxes 9,718 (4,247) (29,962)
Income tax (benefit) provision - (2,930) (11,558)
Net income (loss) $              9,718 $             (1,317) $            (18,404)
Operational EBITDA $            28,117 $            33,619 $                      -
(1)
When comparing Iridium Communications Inc.'s results of operations to that of Iridium Holdings LLC, the impact of the purchase accounting on the carrying value of inventory, property and equipment, intangible assets and accruals, increased by approximately $19.8 million, $348.2 million, $95.5 million and $29.0 million, respectively compared to Iridium Holdings LLC’s balance sheet as of September 29, 2009. Similarly, Iridium Holdings LLC's deferred revenue decreased by $7.4 million. As a result of the purchase accounting adjustments related to the acquisition, our cost of subscriber equipment sales increased in the first quarter of 2010 as compared to those costs and expenses of Iridium Holdings LLC in prior periods and the decrease in the carrying value of deferred revenue will also result in a decrease in revenue throughout 2010. In addition, the increase in accruals will result in a reduction in cost of services (exclusive of depreciation and amortization)
during 2010 and future periods. The increase in property and equipment and intangible assets will result in an increase to depreciation and amortization expense during 2010 and future periods.

Iridium Communications Inc. and Iridium Holdings LLC
Q1 2010 Operational EBITDA Non-GAAP reconciliation
(In thousands)
33 33
Iridium Holdings LLC
Iridium Communications
Inc.
Three Months Ended
March 31, 2009
Three Months Ended
March 31, 2010
Net income (loss) $               9,718 $               (1,317)
Interest expense 4,622 12
Interest income 17 (118)
Income taxes - (2,930)
Depreciation and amortization 3,675 22,511
Iridium NEXT expenses, net 8,849 3,370
Share-based compensation 593 1,182
Transaction expenses 643 -
Purchase accounting adjustments - 10,909
Operational EBITDA $             28,117 $              33,619

Iridium Communications Inc. and Iridium Holdings LLC
2009 Summary Highlights
34 34
Iridium Holdings LLC Iridium Communications Inc.
(In thousands)
For the Year Ended December 31,
2008
For the Year Ended December 31,
2009 % Change
Revenue Subscribers (1) Revenue Subscribers (1) Revenue Subscribers
Commercial
Voice and M2M data service
Voice $      121,183 218 $      143,133 238 18.1% 9.2%
M2M data 11,288 59 16,462 70 45.8% 18.6%
Total voice and M2M data service 132,471 277 159,595 308 20.5% 11.2%
Other 776 - 648 - -16.5% NM
Total commercial 133,247 277 160,243 308 20.3% 11.2%
Government
Voice and M2M data service
Voice 52,172 29 52,956 30 1.5% 3.4%
M2M data 277 2 770 4 178.0% 100.0%
Total voice and M2M data service 52,449 31 53,726 34 2.4% 9.7%
Engineering and support 15,310 - 21,472 - 40.2% NM
Total government 67,759 31 75,198 34 11.0% 9.7%
Equipment 119,938 - 83,499 - -30.4% NM
Total revenue and billable subscribers $   320,944 308 $   318,940 342 -0.6% 11.0%
Suspended subscribers (2) 12 27
Total subscribers 320 369 15.3%
NM = Not Meaningful
(1)
Subscribers as of the end of the period
(2)
Primarily Commercial M2M data subscribers who elected to suspend their accounts and as a result were not generating fees at such time

Iridium Communications Inc. and Iridium Holdings LLC
2009 Consolidated Statements of Operations
(In thousands)
35
Iridium Holdings LLC
Iridium Communications
Inc. Iridium Holdings LLC Combined Year
For the Year Ended
December 31, 2008
For the Three Months
Ended December 31,
2009
For the Period January
1, 2009 to September
29, 2009
For the Year Ended
December 31, 2009
Impact of Purchase
Accounting
Adjustments on
2009 results
Revenue:
Services:
Government $            67,759 $                 19,159 $             56,039 $           75,198 $ -
Commercial 133,247 39,537 120,706 160,243 (1,675)
Subscriber equipment 119,938 17,293 66,206 83,499 -
Total revenue 320,944 75,989 242,951 318,940 (1,675)
Operating
expenses:
Cost of subscriber equipment sales 67,570 18,657 33,265 51,922 8,899
Cost of services (exclusive of depreciation and amortization) 69,882 18,965 58,978 77,943 (1,020)
Research and development 32,774 5,974 17,432 23,406 -
Depreciation and amortization 12,535 22,376 10,850 33,226 18,621
Selling, general and administrative 55,105 16,307 44,505 60,812 -
Transaction costs 7,959 - 12,478 12,478 -
Total operating
expenses 245,825 82,279 177,508 259,787 26,500
Operating
profit 75,119 (6,290) 65,443 59,153 (28,175)
Other (expense) income:
Interest expense, net of capitalized interest (21,094) (47) (12,829) (12,876) (78)
Interest income and other income (expense), net (146) 324 670 994 -
Total other income (expense) (21,240) 277 (12,159) (11,882) (78)
Earnings before provision (benefit) for taxes 53,879 (6,013) 53,284 47,271 (28,253)
Income tax provision (benefit) - (1,038) - (1,038) (10,899)
Net income $            53,879 $               (4,975) $             53,284 $           48,309 $             (17,354)
Operational EBITDA $          111,103 $               30,211 $           103,718 $         133,929 $ -

(1)
See page 3 for definition of combined year.
(2)
When comparing Iridium Communications Inc.'s results of operations to that of Iridium Holdings LLC, the impact of the purchase accounting on the carrying value of inventory, property and equipment, intangible assets and accruals, increased by approximately $19.8 million, $348.2 million, $95.5 million and $29.0 million, respectively compared to Iridium Holdings LLC’s balance sheet as of September 29, 2009. Similarly, Iridium Holdings LLC's deferred revenue decreased by $7.4 million. As a result of the purchase accounting adjustments related to the acquisition, our cost of subscriber equipment sales will increase in the first quarter of 2010 as compared to those costs and expenses of Iridium Holdings LLC in prior periods and the decrease in the carrying value of deferred revenue will also result in a decrease in revenue throughout 2010. In addition, the increase in accruals will result in a reduction in cost of services (exclusive of depreciation and amortization) during 2010 and future periods. The increase in property and equipment and intangible assets will result in an increase to depreciation and amortization expense during 2010 and future periods.
(1)
(2)

Iridium Communications Inc. and Iridium Holdings LLC
2009 Operational EBITDA Non-GAAP reconciliation
(In thousands)
36
Iridium Holdings LLC
Iridium
Communications Inc. Iridium Holdings LLC Combined Year
(1)
For the Year Ended
December 31, 2008
Three Months Ended
December 31, 2009
For the Period January
1, 2009 to September
29, 2009
For the Year Ended
December 31, 2009
Net income $             53,879 $               (4,975) $             53,284 $          48,309
Interest expense 21,094 47 12,829 12,876
Interest income (1,345) (298) (287) (585)
Income taxes - (1,038) - (1,038)
Depreciation and amortization 12,535 22,376 10,850 33,226
Iridium Next expenses, net 14,113 4,109 9,159 13,268
Stock-based compensation 2,868 436 5,405 5,841
Transaction expenses 7,959 - 12,478 12,478
Purchase accounting adjustments - 9,554 - 9,554
Operational EBITDA $           111,103 $             30,211 $            103,718 $         133,929
(1) See page 3 for definition of combined year.